UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 22, 2010 (November 16, 2010)

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34757 (Commission File No.)	27-2166630 (IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711 (Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 16, 2010,  Spectrum Brands Holdings, Inc. (the “Parent”)  and Spectrum Brands, Inc. (the “Company”) entered into an amendment to the employment agreement with David R. Lumley, dated August 11, 2010 (the “Lumley Amendment”).  The Lumley Amendment provides that in each of fiscal year 2011 and 2012, Mr. Lumley shall receive a grant of stock awards for such fiscal year consisting of 173,600 performance based restricted stock units covering common shares of Parent (the “RSUs”).  These grants are in lieu of awards currently provided for in section 3(e) of Mr. Lumley’s amended and restated employment agreement.

Additionally, effective November 16, 2010, the Company entered into an amendment to the employment agreement (“Employment Amendments”) with each of (i) Terry L. Polistina, dated August 16, 2010, (ii) Anthony L. Genito, dated June 9, 2008, and (iii) John A. Heil, dated January 16, 2007. The Employment Amendments provide that in each of fiscal year 2011 and 2012, the executive shall receive a grant of stock awards consisting of 88,888 RSUs.  These grants are in lieu of awards currently provided for in section 3(e) of Mr. Polistina’s and Mr. Genito’s employment agreements, and in sections 3(e) and 3(f) of Mr. Heil’s employment agreement.

The foregoing summary of the terms and conditions of the Lumley Amendment and Employment Amendments is qualified in its entirety by reference to the agreements, a copy of which is filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and which is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment, dated as of November 16, 2010, to the Employment Agreement, dated as of August 11, 2010, by and among Spectrum Brands, Inc., Spectrum Brands Holdings, Inc. and David R. Lumley

10.2	First Amendment, dated as of November 16, 2010, to the Employment Agreement, dated as of August 16, 2010, by and between Spectrum Brands, Inc. and Terry L. Polistina

10.3	Third Amendment, dated as of November 16, 2010, to the Employment Agreement, dated as of June 9, 2008, by and between Spectrum Brands, Inc. and Anthony L. Genito

10.4	Fourth Amendment, dated as of November 16, 2010, to the Amended and Restated Employment Agreement, dated as of January 16, 2007, by and between Spectrum Brands, Inc. and John A. Heil

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS, INC.

By: /s/ John T. Wilson
Name: John T. Wilson
Title: Senior Vice President, Secretary and General Counsel

Dated:  November 22, 2010

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment, dated as of November 16, 2010, to the Employment Agreement, dated as of August 11, 2010, by and among Spectrum Brands, Inc., Spectrum Brands Holdings, Inc. and David R. Lumley

10.2	First Amendment, dated as of November 16, 2010, to the Employment Agreement, dated as of August 16, 2010, by and among Spectrum Brands, Inc. and Terry L. Polistina

10.3	Third Amendment, dated as of November 16, 2010, to the Employment Agreement, dated as of June 9, 2008, by and among Spectrum Brands, Inc. and Anthony L. Genito

10.4	Fourth Amendment, dated as of November 16, 2010, to the Amended and Restated Employment Agreement, dated as of January 16, 2007, by and among Spectrum Brands, Inc. and John A. Heil